Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of GFL Environmental Inc. (the “Company”) for the year ended December 31, 2020 (the “Report”), I, Patrick Dovigi, Chief Executive Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2021	By:	/s/ Patrick Dovigi
Patrick Dovigi
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to GFL Environmental Inc. and will be retained by GFL Environmental Inc. and furnished to the Securities and Exchange Commission or its staff upon request.